UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2008
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                            Valpey-Fisher Corporation
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

          Maryland                       1-4184               06-0737363
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 (State or other jurisdiction       Commission File         (IRS Employer
   of incorporation)                    Number           Identification Number)

        75 South Street, Hopkinton, MA                           01748
      --------------------------------                          ------
  (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (508) 435-6831
                                                           --------------

                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02     Departure of Directors or Certain Officers; Election of
              Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2008, the Board of Directors of Valpey-Fisher Corporation ("the Company") elected Michael J. Ferrantino, Jr., Executive Vice President and Chief Operating Officer effective October 1, 2008.

Mr. Ferrantino, Jr., age 37, has been the Company's Vice President, Control Components Group since January 1, 2004. From January 13, 2003 to January 1, 2004, he was Vice President of Sales and Marketing of the Company. Mr. Ferrantino, Jr.'s annual salary will be increased to $154,050.

Mr. Ferrantino, Jr. is the son of Michael J. Ferrantino, President and Chief Executive Officer of the Company.

                                    Signature
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Valpey-Fisher Corporation


            Date:  October 6, 2008           By: /s/ Michael J. Kroll
                                                 --------------------
                                                 Michael J. Kroll
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer